Exhibit 99.1

Alere Reports Second Quarter 2016 Financial Results

WALTHAM, Mass., September 6, 2016 – Alere Inc. (NYSE: ALR), a global leader in rapid diagnostic tests, today announced that it has filed its Form 10-Q and reported its financial results for the second quarter ended June 30, 2016.

Revenue for the second quarter of 2016 was $611 million, a 2% decrease compared to $623 million in the prior year period. The year-over-year decrease in revenue was primarily due to a $16 million decrease in BBI revenue, which was divested in November 2015, a $10 million decrease in revenue in our mail order diabetes business and the negative impact of $10 million in foreign currency exchange. These revenue decreases were partially offset by revenue increases of $17 million in infectious disease product sales, $5 million in revenue associated with the acquisition of US Diagnostics and $4 million in patient self-testing revenue. Organic growth during the second quarter of 2016 was 2%.

Net income (loss) from continuing operations during the second quarter of 2016 was $(35) million, or $(0.46) per basic and diluted share, compared to $15 million, or $0.11 per basic and diluted share in the prior year period. On a non-GAAP basis, the Company reported non-GAAP adjusted EBITDA of $89 million in the second quarter of 2016, compared to $134 million in the prior year period. The year-over-year decline was driven primarily by $27 million in merger and legal expenses, $6 million in net foreign exchange losses compared to a $3 million gain in the prior year period and a $4 million increase in restructuring costs.

“With the filing of our second quarter 2016 Form 10-Q, we are now current in our financial filings and are on track to report our third quarter 2016 results within the normal time frame,” said Namal Nawana, CEO of Alere. “We are pleased with the quarter-over-quarter improvement in revenue and organic growth in each of our three global business units. Our second quarter 2016 earnings were impacted by incremental costs associated with our pending merger and higher legal fees.  In the second half of 2016, we will continue to execute on the performance improvement initiatives that we began earlier this year to drive both near-term and longer-term organic growth and profitability.”

Revenue (in millions)	Second Quarter 2016	Second Quarter 2015	% Change

Cardiometabolic Disease	$204	$212	(4%)
Infectious Disease	190	173	10%
Toxicology	158	157	-
Other	36	51	(29%)
Consumer Diagnostics	20	25	(20%)
License and Royalty	3	5	(56%)
Total	$611	$623	(2%)

Non-GAAP Information
To supplement the financial measures prepared in accordance with U.S. GAAP, the Company uses non-GAAP adjusted EBITDA and organic growth, which are non-GAAP financial measures.  The reconciliations of non-GAAP adjusted EBITDA to net income (loss) from continuing operations and organic growth to revenue, the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, is shown in the table in this press release. The Company believes non-GAAP adjusted EBITDA and organic growth are useful to investors because these metrics are commonly used by investors to assess the unleveraged, pre-tax financial performance and operating results of ongoing business operations. The Company’s management also uses non-GAAP adjusted EBITDA and organic growth because the Company’s management also believes that these are useful measures to evaluate operating performance and cash flows of the Company based on operational factors. It should also be noted that not all companies calculate non-GAAP adjusted EBITDA and organic growth in the same manner and, accordingly, these measures presented in this press release may not be comparable to similar measures used by other companies.

Conference Call
As announced on February 1, 2016, Alere entered into a definitive agreement under which Abbott will acquire Alere for $56 per common share. Due to the pending transaction, Alere will no longer hold conference calls to discuss its quarterly financial results.

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “can” or similar words. For example, forward-looking statements include statements regarding: the Company is on track to report its third quarter 2016 results within the normal time frame; and in the second half of 2016, the Company will continue to execute on the performance improvement initiatives that it began earlier this year to drive both near-term and longer-term organic growth and profitability. A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (i) the risk that the proposed merger with Abbott Laboratories (“Abbott”) may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Abbott by Alere’s stockholders; (iii) the possibility that competing offers or acquisition proposals for Alere will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger (the “Merger Agreement”) among Alere and Abbott pursuant to which Abbott will acquire Alere, including in circumstances which would require Alere to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Alere’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability, (ix) the risk that Alere fails to file its future Quarterly Reports on Form 10-Q in a timely manner which could, among other things, lead to the acceleration of the maturity of certain of Alere’s indebtedness; (x) the possibility that any  analysis of revenue recognition for future or past periods uncovers an error or misstatements in revenue recognition which require adjustment which may be material; or material weaknesses in the Company’s internal controls over financial reporting; (xi) risks relating to the ongoing investigations by the SEC and the United States Department of Justice; (xiii) the risk that these or other risk factors impact the expected timing of the filing of the Quarterly Report on Form 10-Q for the third quarter of 2016; and (xiv) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in our periodic filings with the SEC.  Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

About Alere
Alere believes that when diagnosing and monitoring health conditions, Knowing now matters.™  Alere delivers reliable and actionable information by providing rapid diagnostic tests, enhancing clinical and economic healthcare outcomes globally. Headquartered in Waltham, Mass., Alere focuses on rapid diagnostics for cardiometabolic disease, infectious disease and toxicology. For more information on Alere, please visit www.alere.com.

# # #

Investor Relations
Juliet Cunningham
Vice President, Investor Relations
ir@alere.com
858.805.2232

Alere Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Net product sales and services revenue	$608,555	$617,677	$1,184,035	$1,225,871
License and royalty revenue	2,533	5,694	5,262	10,392
Net revenue	611,088	623,371	1,189,297	1,236,263
Cost of net revenue	329,227	336,037	641,179	653,714
Gross profit	281,861	287,334	548,118	582,549
Gross margin	46%	46%	46%	47%

Operating expenses:
Research and development	28,446	27,198	55,508	55,214
Selling, general and administrative	230,870	169,197	445,639	370,967
Impairment and (gain) loss on disposition, net	-	5,542	(3,810)	40,334
Operating income	22,545	85,397	50,781	116,034
Interest and other income (expense), net	(56,441)	(56,299)	(99,896)	(105,097)
Loss from continuing operations before provision (benefit) for income taxes	(33,896)	29,098	(49,115)	10,937
Provision (benefit) for income taxes	3,117	15,689	2,909	7,836
Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	(37,013)	13,409	(52,024)	3,101
Equity earnings of unconsolidated entities, net of tax	2,122	1,361	7,156	5,320
Income (loss) from continuing operations	(34,891)	14,770	(44,868)	8,421
Income from discontinued operations, net of tax	-	-	-	216,777
Net income	(34,891)	14,770	(44,868)	225,198
Less: Net income attributable to non-controlling interests	143	359	246	447
Net income attributable to Alere Inc. and Subsidiaries	(35,034)	14,411	(45,114)	224,751

Preferred stock dividends	(5,308)	(5,308)	(10,617)	(10,558)

Net income available to common stockholders	$(40,342)	$9,103	$(55,731)	$214,193

Basic net income per common share:
Income (loss) from continuing operations	$(0.46)	$0.11	$(0.64)	$(0.03)
Income from discontinued operations	-	-		2.56
Basic and diluted net income per common share	$(0.46)	$0.11	$(0.64)	$2.53

Diluted net income per common share:
Income (loss) from continuing operations	$(0.46)	$0.11	$(0.64)	$(0.03)
Income from discontinued operations	-	-	-	2.56
Diluted net income per common share	$(0.46)	$0.11	$(0.64)	$2.53

Weighted average shares - basic	86,737	85,173	86,692	84,758
Weighted average shares - diluted	86,737	86,635	86,692	84,758

Alere Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands)

	June 30,	December 31,
	2016	2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$506,164	$502,200
Restricted cash	5,662	5,694
Marketable securities	74	164
Accounts receivable, net	427,222	445,833
Inventories, net	333,846	347,001
Prepaid expenses and other current assets	162,339	152,233
Assets held for sale	-	4,165
Total current assets	1,435,307	1,457,290

Property, Plant and Equipment, net	438,787	446,039
Goodwill and other intangible assets, net	3,749,032	3,862,306
Restricted Cash- non-current	42,589	43,228
Other non-current assets	112,956	100,921
Assets held for sale - non-current	12,223	13,337
Total assets	$5,790,894	$5,923,121

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt and current portions of long-term debt and capital lease obligations	$47,181	$203,954
Liabilities related to assets held for sale	-	363
Other current liabilities	514,761	520,217
Total current liabilities	561,942	724,534

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portions	2,927,761	2,838,347
Deferred tax liabilities	140,864	147,618
Other long-term liabilities	148,165	154,193
Liabilities related to assets held for sale - non-current	-	-
Total long-term liabilities	3,216,790	3,140,158

TOTAL EQUITY	2,012,162	2,058,429
Total liabilities and equity	$5,790,894	$5,923,121

Alere Inc. and Subsidiaries
Selected Consolidated Revenues
(in thousands)

	Three Months Ended June 30,		% Change
	2016	2015	2016 v. 2015
Professional diagnostics segment (1)
Cardiometabolic	$203,982	$211,672	-4%
Infectious disease	190,168	172,834	10%
Toxicology	158,199	157,495	0%
Other	36,412	51,031	-29%
Total professional diagnostics segment	588,761	593,032	-1%
Consumer diagnostics segment (1)	19,794	24,645	-20%
License and royalty revenue	2,533	5,694	-56%
Net revenue	$611,088	$623,371	-2%

	Six Months Ended June 30,		% Change
	2016	2015	2016 v. 2015
Professional diagnostics segment (1)
Cardiometabolic	$398,559	$412,608	-3%
Infectious disease	373,402	358,236	4%
Toxicology	304,982	306,251	0%
Other	69,856	102,163	-32%
Total professional diagnostics segment	1,146,799	1,179,259	-3%
Consumer diagnostics segment (1)	37,236	46,613	-20%
License and royalty revenue	5,262	10,392	-49%
Net revenue	$1,189,297	$1,236,264	-4%

(1) Revenues have been revised for the impact of revisions made during the preparation of our consolidated financial statements for 2015.  For more information on these revisions see Note 2 in our Form 10-Q.

Alere Inc. and Subsidiaries
Reconciliation of Net Income (Loss) to Non-GAAP EBITDA
(in thousands)

	Three Months Ended June 30,
	2016	2015

Net Income (loss) (1)	$(34,891)	$14,770
Less: Income from discontinued operations, net of tax	-	-
Loss from continuing operations	(34,891)	14,770

Adjustment related to acquired software license contracts		200
Income tax benefit	3,117	15,689
Depreciation and amortization	69,978	72,795
Interest, net	41,684	58,765
Non-cash stock-based compensation expense	11,004	7,130
Non-cash fair value adjustments to acquisition-related contingent consideration	(1,922)	(41,090)
Impairment and (gain) loss on dispositions, net	-	5,542

Non-GAAP Adjusted EBITDA	$88,970	$133,801

(1) Net income (loss) for the three months ended June 30, 2015 includes restructuring charges of $4.9 million and $0.9 million of costs associated with business dispositions which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA.  The three months ended June 30, 2016 includes $10.5 million of Abbott integration costs, non-interest related restructuring charges of $8.8 million, $10.2 million for a legal settlement accrual, $5.1 million of charges related to SEC investigations, and $0.2 million of acquisition-related costs which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA.

	Six Months Ended June 30,
	2016	2015

Net Income (loss) (1)	$(44,868)	$225,198
Less: Income from discontinued operations, net of tax	-	216,777
Loss from continuing operations	(44,868)	8,421

Adjustment related to acquired software license contracts		447
Income tax benefit	2,909	7,836
Depreciation and amortization	142,589	147,314
Interest, net	82,625	104,597
Non-cash stock-based compensation expense	20,606	12,279
Non-cash fair value adjustments to acquisition-related contingent consideration	(1,780)	(52,867)
Impairment and (gain) loss on dispositions, net	(3,810)	40,334

Non-GAAP Adjusted EBITDA	$198,271	$268,361

(1) Net income (loss) for the six months ended June 30, 2015 includes restructuring charges of $9.1 million, $4.6 million of costs associated with business dispositions, and $0.1 million of acquisition-related costs which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA.  The six months ended June 30, 2016 includes restructuring charges of $16.5 million, $20.9 million of Abbott integration costs, $10.2 million for a legal settlement accrual, $9.4 million of charges related to SEC investigations, and $0.9 million of costs associated with business dispositions which have not been added back for purposes of computing Non-GAAP Adjusted EBITDA.  The six months ended June 30, 2016 also includes $0.7 million of acquisition-related costs.

Alere Inc. and Subsidiaries
Reconciliation of Organic Revenue Growth
(in thousands)

	Three Months Ended June 30,		% Change
	2016	2015	2016 v. 2015

Net revenue	$611,088	$623,371	-2.0%
Impact of foreign currency exchange	10,375	-
Impact of acquisitons & dispositions	(6,127)	(19,577)

Non-GAAP organic net revenue	$615,337	$603,794	1.9%

	Six Months Ended June 30,		% Change
	2016	2015	2016 v. 2015

Net revenue	$1,189,297	$1,236,263	-3.8%
Impact of foreign currency exchange	26,913	-
Impact of acquisitons & dispositions	(11,368)	(37,108)

Non-GAAP organic net revenue	$1,204,842	$1,199,155	0.5%

Alere Inc. and Subsidiaries
Supplemental Financial Information
(in thousands, except per share amounts)

	Three months ended June 30, 2016
	Cost of Net Revenue	Research and Development	Selling, General & Administrative	Impairment, net of loss on disposition	Interest and other income, net	Provision for income taxes	Equity earnings of unconsolidated entities, net of tax	Net Income[1]

Amortization of acquisition-related intangible assets	$12,716	$925	$31,797	$-	$-	$-	$-	$(45,438)
Restructuring charges	1,103	1,034	6,648	-	-	-	-	(8,785)
Impairment Charges	85	-		-	-	-	-	(85)
Stock-based compensation expense	601	481	9,922	-	-	-	-	(11,004)
Acquisition-related costs	-	-	202	-	-	-	-	(202)
Fair value adjustments to acquisition-related contingent consideration	-	-	(1,922)	-	-	-	-	1,922
Costs associated with potential business dispositions	-	-	61	-	-	-	-	(61)
Impairment and (gain) loss on disposition, net	-	-	-	-	-	-	-	-
Amortization - Unconsolidated Subs	-	-	-	-	-	-	76	(76)
Audit and legal fees related to on-going SEC investigations	-	-	5,056	-	890	-	-	(5,946)
Abbott transaction related expenses	-	-	10,527	-	-	-	-	(10,527)
INRatio recall expense	800	-	-	-	-	-	-	(800)
Legal settlement accrual	-	-	-	-	10,200	-	-	(10,200)
Income tax effects on items above	-	-	-	-	-	(14,142)	-	14,142
Total of Supplemental Information	$15,305	$2,440	$62,291	$-	$11,090	$(14,142)	$76	$(77,060)

Impact of above items on EPS numerator								$-
Impact of above items on EPS denominator								(1,212)

1) All impacts are shown as pre-tax with aggregate tax effect displayed as "Income tax effects on items above".

	Six months ended June 30, 2016
	Cost of Net Revenue	Research and Development	Selling, General & Administrative	Impairment, net of loss on disposition	Interest and other income, net	Provision for income taxes	Equity earnings of unconsolidated entities, net of tax	Net Income[1]

Amortization of acquisition-related intangible assets	$24,936	$1,837	$63,887	$-	$-	$-	$-	$(90,660)
Restructuring charges	2,370	2,954	11,124	-	-	-	-	(16,448)
Impairment Charges	85	-	-	-	-	-	-	(85)
Stock-based compensation expense	1,080	879	18,647	-	-	-	-	(20,606)
Acquisition-related costs	-	-	691	-	-	-	-	(691)
Fair value adjustments to acquisition-related contingent consideration	-	-	(1,780)	-	-	-	-	1,780
Costs associated with potential business dispositions	7	-	902	-	-	-	-	(909)
Impairment and (gain) loss on disposition, net	-	-	-	(3,810)	-	-	-	3,810
Amortization - Unconsolidated Subs	-	-	-	-	-	-	183	(183)
Audit and legal fees related to on-going SEC investigations	-	-	9,414	-	890	-	-	(10,304)
Abbott transaction related expenses	-	-	20,868	-	-	-	-	(20,868)
INRatio recall expense	1,500	-	-	-	-	-	-	(1,500)
Legal settlement accrual	-	-	-	-	10,200	-	-	(10,200)
Income tax effects on items above	-	-	-	-	-	(30,628)	-	30,628
Total of Supplemental Information	$29,978	$5,670	$123,753	$(3,810)	$11,090	$(30,628)	$183	$(136,236)

Impact of above items on EPS numerator								$(2,081)
Impact of above items on EPS denominator								(4,919)

1) All impacts are shown as pre-tax with aggregate tax effect displayed as "Income tax effects on items above".

Alere Inc. and Subsidiaries
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(in thousands)

	Three Months Ended March 31, 2015	Three Months Ended June 30, 2015	Three Months Ended September 30, 2015	Three Months Ended December 31, 2015	Year Ended December 31, 2015

Net Income	$210,428	$14,770	$(2,383)	$(16,059)	$206,757
Less: Income from discontinued operations, net of tax	216,776	(0)	0	2,737	219,513
Income/(Loss) from continuing operations	(6,348)	14,770	(2,383)	(18,796)	(12,756)

Adjustment related to acquired software license contracts	247	201	430	-	877
Income tax benefit	(7,853)	15,689	(10,210)	(50,329)	(52,704)
Depreciation and amortization	74,519	72,795	86,651	75,719	309,684
Interest, net	45,832	58,765	49,999	57,954	212,551
Non-cash stock-based compensation expense	5,149	7,130	7,317	6,795	26,391
Non-cash fair value adjustments to acquisition-related contingent consideration	(11,777)	(41,090)	957	(5,703)	(57,613)
Non-cash write-off of an investment			662	-	662
Impairment and (gain) loss on dispositions, net	34,792	5,542	2,074	8,132	50,540
Non-cash INRatio product recall expenses	-	-	-	21,100	21,100
Write-off of acquisition-related obligation	-	-	-	(40)	(40)
Non-GAAP Adjusted EBITDA	$134,561	$133,801	$135,496	$94,833	$498,691